UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 30, 2005

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                 95-4479735
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
-------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)


                         Registrant's telephone number,
                              including area code:
                                 (310) 479-5200


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13 e-4(c))

Item 8.01 Other Events

o    Sale of Assets, Debt Restructuring and "Going Private" Transaction.

The Company is negotiating a transaction to sell six of its nine sports and fitness complexes to an affiliate of Millennium Partners for $65.0 million. Millennium Partners, collectively with its affiliates, is a major stockholder and landlord at four of these Clubs. The Clubs to be sold include three facilities located in New York City, and single Clubs in Boston, Massachusetts, Washington D.C. and San Francisco, California. In addition, the management agreement for the Club in Miami, Florida will be assigned to Millennium. On February 8, 2005, the Company entered into a formal letter of intent with Millennium. The Company expects to execute the definitive asset purchase agreement with Millennium in October 2005. Following the sale, the Company will continue to own and operate three Southern California Clubs.

As part of the proposed transaction, the Company intends to arrange for new financing secured by its real property in West Los Angeles, and use a portion of the proceeds from the asset sale and new financing to retire its outstanding $100.0 million Senior Secured Notes.

The Company does not presently contemplate that a previously announced "going private" transaction will be completed in connection with the sale of assets and debt restructuring. However, following consummation of the foregoing transactions, the Company may consider transactions to retire some of its outstanding Common or Preferred Stock.

While the Company is actively pursuing these transactions, there can be no absolute assurance that they will be consummated.

o    Results of Operations.

The financial statements included in the Form 10-K and 10-Q's for the year ended December 31, 2004 and three and six months ended March 31, 2005 and June 30, 2005 include adjustments from the financial information disclosed by the Company in press releases dated April 15, 2005, May 26, 2005 and August 22, 2005, reporting the Company's preliminary operating results for December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

Under Emerging Issues Task Form 00-21 "Revenue Arrangement with Multiple Events," the Company determined that the initiation fees and private training sessions did not represent separate units of accounting. Initially during 2004 and the first six months of 2005, the Company recognized a portion of the membership initiation fee as private training revenues since members were granted the opportunity to utilize private training at no charge. In finalizing its December 31, 2004, March 31, 2005 and June 30, 2005 financial statements, the Company determined the reporting of a portion of the initiation fees as private training revenues was not appropriate and accordingly, reversed this revenue in the preparation of its final financial statements.

The Company also modified the method used to allocate its interest expense between continuing operations and discontinued operations. Previously, all interest expense was allocated to continuing operations. In filing its final financial statements, the Company's interest was allocated to discontinued operations based on the interest on debt that will be required to be repaid as a result of the asset sales in accordance with Emerging Issues Task Force No. 87-24 "Allocation of Interest to Discontinued Operations." The proceeds of $65.0 million from the proposed sale are required to be used to repay a portion of the $100.0 million Senior Secured Notes. Accordingly, the Company has allocated to discontinued operations 65% of the interest expense associated with the Senor Secured Notes. For each quarterly period presented, the amount of interest allocated to discontinued operations was $2,011,000. The impact of these changes from the previously reported amounts are as follows ($ in thousands):


                                                                              Year ended December 31, 2004
                                                                              ----------------------------
                                                                                                     Per
                                                                        As Previously         December 31, 2004
                                                                           Reported               Form 10-K
                                                                           --------               ---------
Revenues........................................................     $         44,272      $          43,672
                                                                     ================      =================

Loss from continuing operations.................................     $        (15,707)     $          (8,261)
                                                                     =================     ==================

Loss from discontinued operations...............................     $         (3,850)     $         (12,496)
                                                                     =================     ==================

Net loss........................................................     $        (19,557)     $         (20,757)
                                                                     =================     ==================

Net loss per share - basic and diluted:
     Continuing operations......................................                    *      $           (0.54)
     Discontinued operations....................................                    *      $           (0.67)
                                                                                           ------------------
         Net loss per share.....................................     $          (1.14)     $           (1.21)
                                                                     =================     ==================




                                                                                   Three Months Ended
                                                                                     March 31, 2005
                                                                                     ---------------
                                                                                                     Per
                                                                        As Previously           March 31, 2005
                                                                           Reported               Form 10-Q
                                                                           --------               ---------
Revenues........................................................     $         11,851      $          11,651
                                                                     ================      =================

Loss from continuing operations.................................     $         (3,168)     $          (1,357)
                                                                     =================     ==================

Loss from discontinued operations...............................     $         (1,326)     $            (885)
                                                                     =================     ==================

Net loss........................................................     $         (1,842)     $          (2,242)
                                                                     =================     ==================

Net loss per share - basic and diluted:
     Continuing operations......................................                    *      $           (0.10)
     Discontinued operations....................................                    *      $           (0.04)
                                                                                           ------------------
         Net loss per share.....................................     $          (0.12)     $           (0.14)
                                                                     =================     ==================


                                                                                   Three Months Ended
                                                                                     June 30, 2005
                                                                                     -------------
                                                                                                     Per
                                                                        As Previously           June 30, 2005
                                                                           Reported               Form 10-Q
                                                                           --------               ---------
Revenues........................................................     $         12,270      $          12,070
                                                                     ================      =================

Loss from continuing operations.................................     $         (2,658)     $            (847)
                                                                     =================     ==================

Loss from discontinued operations...............................     $          2,605      $             394
                                                                     ================      =================

Net loss........................................................     $            (53)     $            (453)
                                                                     =================     ==================

Net income (loss) per share - basic and diluted:
     Continuing operations......................................                    *      $           (0.07)
     Discontinued operations....................................                    *      $            0.02
                                                                                           -----------------
         Net loss per share.....................................     $          (0.12)     $           (0.05)
                                                                     =================     ==================



                                                                                    Six Months Ended
                                                                                     June 30, 2005
                                                                                     -------------
                                                                                                     Per
                                                                        As Previously           June 30, 2005
                                                                           Reported               Form 10-Q
                                                                           --------               ---------
Revenues........................................................     $         24,121      $          23,721
                                                                     ================      =================

Loss from continuing operations.................................     $         (5,826)     $          (2,204)
                                                                     =================     ==================

Income (loss) from discontinued operations......................     $          3,931      $            (491)
                                                                     ================      ==================

Net loss........................................................     $         (1,895)     $          (2,695)
                                                                     =================     ==================

Net loss per share - basic and diluted:
     Continuing operations......................................                    *      $           (0.17)
     Discontinued operations....................................                    *      $           (0.02)
                                                                                           ------------------
         Net loss per share.....................................     $          (0.15)     $           (0.19)
                                                                     =================     ==================

-----------
* Not previously disclosed

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    October 5, 2005                   THE SPORTS CLUB COMPANY, INC.


                                            By: /s/ Timothy M. O'Brien
                                                     --------------------------
                                                    Timothy M. O'Brien
                                                    Chief Financial Officer